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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:    December 13, 2002

i-STAT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19841 (Commission file number)	22-2542664 (I.R.S. Employer Identification No.)

104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
(Address of principal executive offices) (Zip code)

(609) 443-9300
(Registrant's telephone number, including area code)

Item 5. Other Events

        On December 12, 2002, the arbitration of a claim made by Nova Biomedical Corporation seeking royalties under a license to Nova's U.S. Patent No. 4,686,479 resulted in a finding of no liability to i-STAT Corporation.

Item 7. Exhibits

  (c)
  Exhibits

Item No.	Exhibit List
99.1.	Press release disclosing arbitration decision in favor of i-STAT Corporation.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-STAT CORPORATION
By:	/s/ LORIN J. RANDALL Lorin J. Randall Senior Vice President of Finance, Treasurer and Chief Financial Officer

Date: December 13, 2002

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SIGNATURE